THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

STOCK OPTION AND SUBSCRIPTION AGREEMENT

THIS STOCK OPTION AND SUBSCRIPTION AGREEMENT is entered into as of the 5th day of May, 2009 (the "Date of Grant").

BETWEEN:

FUTURE CANADA CHINA ENVIRONMENT INC., with an office at 114 West Magnolia Street, Suite 437, Bellingham, Washington (the "Company")

AND:

RUI YANG (the "Optionee")

RECITALS

WHEREAS:

A. The Optionee is the Vice President of the Company and as an incentive for the Optionee to perform his services, the board of directors of the Company (the "Board") has authorized the Company to grant stock options to purchase a total of TWO HUNDRED THOUSAND (200,000) shares of common stock to the Optionee.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.1 In this Agreement, the following terms shall have the following meanings:

(a)	"Common Stock" means the shares of common stock of the Company;

(b)	"Exercise Payment" means the amount of money equal to the Exercise Price multiplied by the number of

Optioned Shares specified in the Notice of Exercise;

(c)	"Exercise Price" means $5.00 per share;

(d)	"Expiry Date" means May 5, 2012;

(e)

"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited (or such other address of the Company as may from time to time be notified to the Optionee in writing), substantially in the form attached as Appendix "A" hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(f)

"Options" means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 1.2 of this Agreement;

(g)	"Optioned Shares" means the shares of Common Stock, subject to the Options;

(h)	"Securities" means, collectively, the Options and the Optioned Shares;

(i)	"Shareholders" means holders of record of the shares of Common Stock;

(j)	"U.S. Person" shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and

(k)	"Vested Options" means the Options that have vested in accordance with Section 1.3 of this Agreement.

1.2 The Company agrees to offer to the Optionee the option to purchase, upon the terms and conditions set forth herein, Options to purchase a total of TWO HUNDRED THOUSAND (200,000) Optioned Shares at the Exercise Price.

1.3 The Options shall vest and be exercisable on the Date of Grant.

1.4 The Options shall, at 5:00 p.m. (Vancouver time) on the Expiry Date, forthwith expire and be of no further force or effect whatsoever.

1.5 Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(a)	three (3) years from the Date of Grant;

(b)

the expiration of thirty (30) days from (1) the date of the Optionee's termination of employment or contractual relationship with the Company for cause (as determined in the sole discretion of the Board, acting reasonably) or (2) the date of resignation by the Optionee from the Optionee's employment or contractual relationship with the Company;

(c)

the expiration of one (1) year from the date of the death of the Optionee, or the expiration of one (1) year from termination of the Optionee's employment or contractual relationship by reason of disability; or

(d)

the expiration of thirty (30) days from the date of the Optionee's termination of employment or contractual relationship with the Company for any reason whatsoever other than cause, death or disability.

1.6 Subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the Common Stock, the

Optionee shall be precluded from selling, transferring or otherwise disposing of any Common Stock underlying any Options during the six (6) months immediately following the grant of that Option. If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Options covers less than one (1) share, it is unexercisable.

Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Exhibit A) to the Secretary of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full exercise price for the Common Stock to be purchased. In addition to payment in cash by certified check or cashier's check, an Optionee or transferee of the Options may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering a properly executed Notice of Exercise together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Stock and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

(b)	by complying with any other payment mechanism approved by the Board at the time of exercise.

It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with applicable laws.

1.7 Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

2. Documents Required from Optionee

2.1 The Optionee must complete, sign and return an executed copy of this Agreement to the Company.

2.2 The Optionee shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

2.3 The Questionnaire in the form attached as Exhibit B.

3. Acknowledgements of the Optionee

3.1 The Optionee acknowledges and agrees that:

a)	the Optionee is a director and/or officer of the Company;

b)

none of the Securities have been registered under the 1933 Act or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

c)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

d)

the Optionee has received and carefully read this Agreement and the public information which has been filed with the SEC in compliance or intended compliance with applicable securities legislation (collectively, the "Company Information");

e)

the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of the Company Information (the receipt of which is hereby acknowledged);

f)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

g)	there is no government or other insurance covering the Securities;

h)	there are risks associated with an investment in the Securities;

i)

the Optionee has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Optionee may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

j)

the Optionee and the Optionee's advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

k)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Optionee, the Optionee's attorney and/or advisor(s) (if applicable);

l)	the Company is entitled to rely on the representations and warranties and the statements and answers of the Optionee contained in this Agreement;

m)

the Optionee will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Optionee contained herein or in any document furnished by the Optionee to the Company in connection herewith being untrue in any material respect or any breach or failure by the Optionee to comply with any covenant or agreement made by the Optionee to the Company in connection therewith;

n)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board service of the National Association of Securities Dealers, Inc.;

o)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

p)

the statutory and regulatory basis for the exemption claimed for the offer of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and provincial securities laws;

q)

the Optionee has been advised to consult the Optionee's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

i)	any applicable laws of the jurisdiction in which the Optionee is resident in connection with the distribution of the Securities hereunder, and

ii)	applicable resale restrictions; and

r)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.

4. Representations, Warranties and Covenants of the Optionee

4.1 The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

a)	the Optionee is a director and/or officer of the Company;

b)	the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

c)	the Optionee has received and carefully read this Agreement;

d)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms;

e)	the Optionee is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

f)	the Optionee is not a U.S. Person;

g)	the Optionee is resident in the jurisdiction set out on page 1 of this Agreement;

h)

the acquisition of the Securities by the Optionee as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Optionee;

i)

the Optionee is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

j)

the Optionee is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Optionee's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

k)

the Optionee is not an underwriter of, or dealer in, the common shares of the Company, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

l)

the Optionee (i) has adequate net worth and means of providing for his/her/its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

m)

the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and the Optionee has carefully read and considered the matters set forth under the caption "Risk Factors" appearing in the Company's various disclosure documents, filed with the SEC;

n)	the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

o)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

p)

the Optionee acknowledges that the Optionee has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Optionee may sell or otherwise dispose of the Securities pursuant to registration of the Securities pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

q)

the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee's decision to invest in the Securities and the Company;

r)	the Optionee understands and agrees that none of the Options or the Optioned Securities have been or will be registered under the 1933 Act, or under any state securities or "blue

s)

sky" laws of any state of the United States, and, unless so registered, may not be offered or sold except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

t)

it understands and agrees that the Company will refuse to register any transfer of the Optioned Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

u)

the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

v)	no person has made to the Optionee any written or oral representations:

i)	that any person will resell or repurchase any of the Securities;

ii)	that any person will refund the purchase price of any of the Securities; or

iii)	as to the future price or value of any of the Securities.

4.2 In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and, for the purpose of this Agreement, includes any person in the United States.

5. Acknowledgement and Waiver

5.1 The Optionee has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Company Information. The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

6. Legending of Subject Securities

6.1 The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

6.2 The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

7. Costs

7.1 The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

8. Governing Law

8.1 This Agreement is governed by the laws of the State of Nevada. The Optionee irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

9. Survival

9.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

10. Assignment

10.1 This Agreement is not transferable or assignable.

11. Counterparts and Electronic Means

11.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

12. Currency

12.1 Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

13. Severability

13.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

14. Entire Agreement

14.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement supersedes all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Securities.

15. Effectiveness

15.1 This Agreement shall be deemed to be effective following the delivery by the Optionee to the Company of two fully executed copies of this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

FUTURE CANADA CHINA ENVIRONMENT INC.

By:
Authorized Signatory

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	RUI YANG
)
)
Occupation	)

EXHIBIT A

TO:	FUTURE CANADA CHINA ENVIRONMENT INC.
114 West Magnolia Street, Suite 437
Bellingham, Washington

Notice of Exercise

     This Notice of Election to Exercise shall constitute proper notice pursuant to Section 1.6 of the Stock Option and Subscription Agreement dated as of May 5th, 2009 (the "Agreement"), between the Company and the undersigned. The undersigned hereby elects to exercise Optionee's option to purchase ____________________ shares of the common stock of the Company at a price of US$5.00 per share, for aggregate consideration of US$ ____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 1.7 of the Agreement, accompanies this notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

DATED at ____________________________________, the ____ day of______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(Address of Optionee)

(City, State, and Zip Code of Optionee)

(Fax Number)

EXHIBIT B
Questionnaire

In addition to the representations, warranties acknowledgments and agreements contained in the subscription to which this Exhibit B – Questionnaire is attached, the Subscriber, for itself or on behalf of any Disclosed Principal, as applicable, hereby represents, warrants and certifies to the Company that the Optionee or the Disclosed Principal, as applicable, is purchasing the securities set out in the subscription as principal, that it is resident in the jurisdiction set out on the Acceptance Page of the subscription and: [check all appropriate boxes]

Category 1: Accredited Investor

The Subscriber or the Disclosed Principal, as applicable, is:

[ ]	(a)	a Canadian financial institution, or a Schedule III bank;

[ ]	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act;

[ ]	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(d)

a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario), or the Securities Act (Newfoundland and Labrador);

[ ]	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

[ ]	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

[ ]	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn$1,000,000;

[ ]	(k)

an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000;

[ ]	(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements;

[ ]	(n)	an investment fund that distributes or has distributed its securities only to:

		(i)	a person that is or was an accredited investor at the time of the distribution;

		(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of NI 45-106, or

		(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106;

[ ]	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

[ ]	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

		(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

		(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t)

a person in respect of which all of the owner of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

		(i)	an accredited investor; or

		(ii)	an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

Definitions:

"Canadian financial institution" means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"EVCC" means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

"financial assets" means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

"person" includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"related liabilities" means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, or

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means in issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

"VCC" means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429, whose business objective is making multiple investments.

Category 2: Family, Friends and Business Associates

The Optionee or the Disclosed Principal is [check appropriate box and complete related blanks]

[ ]	(a)	a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

[ ]	(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Issuer or an affiliate of the Issuer;

[ ]	(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

[ ]	(d)	a close personal friend* of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

[ ]	(e)	a close business associate** of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

[ ]	(f)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Issuer; or

[ ]	(g)	a parent, grandparent, brother, sister or child of a spouse of a founder of the Issuer, of which the relevant director, executive officer, control person or founder of the Issuer or affiliate of the Issuer is: ________________________________________________________________________; OR

[ ]	(h)	a person of which a majority of the voting securities are beneficially owned by persons described in paragraphs (a) to (g);

[ ]	(i)	a person of which a majority of the directors are persons described in paragraphs (a) to (g);

[ ]	(j)	a trust or estate of which all of the beneficiaries are persons described in paragraphs (a) to (g); or

[ ]	(k)	a trust or estate of which a majority of the trustees or executors are persons described in paragraphs (a) to (g).

Notes:

*

"close personal friend" means an individual who has known the named director, executive officer, control person or founder well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person. The term "close personal friend" can include a family member who is not already specifically identified in paragraphs (b), (c), (f) or (g) if the family member otherwise meets the criteria described above. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a "close personal friend" solely because that individual is a relative, a client, customer, former client or former customer of, or is a member of the same organization, association or religious group as, the named director, executive officer, control person or founder.

**

"close business associate" means an individual who has had sufficient prior business dealings with the named director, executive officer, control person or founder to be in a position to assess the capabilities and trustworthiness of that person. An individual's relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close business associate” solely because that individual is a client, customer, former client or former customer of, or is a casual business associate of, or is a person introduced or solicited for the purpose of purchasing securities by, the named director, executive officer, control person or founder.

Category 3: $150,000 Purchaser

[ ]

The Subscriber or the Disclosed Principal, as applicable, has an acquisition cost for the Shares of not less than $150,000 paid in cash, and is not a person that is or has been created or used solely to purchase or hold securities in reliance on the exemption provided by section 2.5 of NI45-106.

Category 4: Employees, Officers, Directors and Consultants

The Subscriber or the Disclosed Principal, as applicable, is:

[ ]	(a)	an employee of the Issuer or of a "related entity" of the Issuer;

[ ]	(b)	an executive officer of the Issuer or of a "related entity" of the Issuer;

[ ]	(c)	a director of the Issuer or of a "related entity" of the Issuer;

[ ]	(d)	a consultant of the Issuer or of a "related entity" of the Issuer; or

[ ]	(e)	a "permitted assign" of a person described in paragraphs (a) to (d),

and its participation in the Offering is voluntary.

Category 5: Offering Memorandum (not available for Ontario residents)

[NOT APPLICABLE]

Category 6: Founder, Control Person and Family (only available for Ontario residents)

The Subscriber or the Disclosed Principal, as applicable, is resident in or otherwise subject to the securities laws of Ontario, and is:

[ ]	(a)	a founder of the Issuer;

[ ]	(b)	an affiliate of a founder of the Issuer;

[ ]	(c)	a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Issuer, of which the relevant executive officer, director or founder is ; or

[ ]	(d)	a person that is a control person of the Issuer.

* * * * * * *

The representations, warranties, statements and certification made in this Questionnaire are true and accurate as of the date of this Questionnaire and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Optionee shall give the Company immediate written notice thereof.

The Optionee acknowledges and agrees that the Issuer will and can rely on this Questionnaire in connection with the Optionee's Subscription Agreement.

EXECUTED by the Optionee at ______________________this _____day of _______________, 20____.

If a corporation, partnership or other entity:	If an individual:

Print Name of Subscriber/Disclosed Principal	Print Name of Subscriber/Disclosed Principal

Signature of Authorized Signatory	Signature

Name and Position of Authorized Signatory	Representative Capacity, if applicable

Jurisdiction of Residence of Subscriber/Disclosed Principal	Jurisdiction of Residence of Subscriber/Disclosed Principal